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                                                        Exhibit 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1999 included in Tuesday Morning Corporations' Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                         /s/ Arthur Andersen LLP


Dallas, Texas
November 2, 1999
70132-1